UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2024

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway	46628
South Bend, Indiana	(Zip Code)
(Address of principal executive offices)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2024, Strawberry Fields REIT, Inc. (the “Company”) and its operating partnership, Strawberry Fields Realty LP, entered into an Underwriting Agreement with Janney Montgomery Scott LLC, on behalf of itself and as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 3,333,334 shares (the “Firm Shares”) of Company common stock, par value $0.0001 per share, at an initial price to the public of $10.50 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 500,000 shares of common stock (the “Option Shares” and, together with the Firm Shares, the “Shares”).

The Company issued and delivered the Firm Shares on December 6, 2024.

The offering of the Shares was made pursuant to the Company’s registration statement on Form S-3/A (File No. 333-280766), filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 25, 2024, a base prospectus, dated August 1, 2024, included as part of the registration statement, and the prospectus supplement, dated December 5, 2024, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on December 6, 2024.

The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Shapiro Sher Guinot & Sandler, P.A. regarding certain matters of Maryland law, including the validity of the Shares.

The foregoing summary of the Underwriting Agreement is qualified by reference to its full text, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On December 5, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name
1.1	Underwriting Agreement, dated December 5, 2024, by and between the Company and Janney Montgomery Scott LLC, as representative of the several underwriters named therein
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.
23.1	Consent of Shapiro Sher Guinot & Sandler, P.A. (included in Exhibit 5.1)
99.1	Pricing Press Release, dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date:	December 6, 2024

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman